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                                                                   Exhibit 10.15

          THIRD AMENDMENT, dated as of April 24, 2000 (this "Amendment"), to the CREDIT AGREEMENT dated as of November 17, 1997, as amended by the First Amendment dated as of April 1, 1999 and the Second Amendment dated as of November 23, 1999 (the "Credit Agreement"), among Pneumo Abex Corporation (the "Company"), the financial institutions from time to time parties to the Credit Agreement (the "Lenders"), the arranger and documentation agent named therein and The Chase Manhattan Bank, as Administrative Agent. Terms defined in the Credit Agreement shall be used in this Amendment with their defined meanings unless otherwise defined herein.

                             W I T N E S S E T H :

          WHEREAS, the Company has requested the Lenders to enter into this Amendment to the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

     I. AMENDMENTS.

          1. The definitions of "Applicable Margin" and "Commitment Fee Rate" contained in subsection 1.1 of the Credit Agreement are hereby amended and restated in their entirety as follows:

          "Applicable Margin" shall mean 1.0% per annum.

          "Commitment Fee Rate" shall mean 0.375% per annum.

          2. The definition of "Pricing Grid" contained in subsection 1.1 of the Credit Agreement is hereby deleted.

          3. Subsection 8.1(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

          "(a) Leverage. Permit the Leverage Ratio as of the last day of any fiscal quarter to exceed 2.25 to 1.0."

          4. Subsection 8.6 of the Credit Agreement is hereby amended by adding a new clause (vi) to the end thereof which shall read in its entirety as follows:

          "(vi) So long as no Default or Event of Default has occurred and is continuing at the time such Restricted Payment is made or would result therefrom, up to $15,000,000 of Restricted Payments made (directly or indirectly) for the purpose of enabling M&F Worldwide Corp. to repurchase its common stock"

     II. MISCELLANEOUS.

          1. Representations and Warranties. The Company hereby represents and warrants as of the Third Amendment Effective Date that, after giving effect to this Amendment, (a) no Default or Event of Default has occurred and is continuing and (b) all representations and warranties of the Company contained in the Loan Documents (with each reference to the Loan Documents in such representations and warranties being deemed to include, unless the context otherwise requires, this


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Amendment and the Credit Agreement as amended by this Amendment) are true and correct in all material respects with the same effect as if made on and as of such date.

          2. Expenses. The Company agrees to pay or reimburse the Administrative Agent on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

          3. No Change. Except as expressly provided herein, no term or provision of the Credit Agreement shall be amended, modified or supplemented, and each term and provision of the Credit Agreement shall remain in full force and effect.

          4. Effectiveness. This Amendment shall become effective on the date (the "Third Amendment Effective Date") on which (a) the Administrative Agent shall have received counterparts hereof duly executed by the Company and the Required Lenders and (b) the Company shall have paid to the Administrative Agent for the account of the relevant Lenders an amendment fee equal to 0.125% of the Commitment of each Lender that submits an executed signature page to the Administrative Agent or its counsel (including by facsimile transmission) no later than 5:00 p.m., New York City time, on April 24, 2000.

          5. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          6. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.

                                     PNEUMO ABEX CORPORATION

                                     By: /s/ Peter W. Grace
                                         ----------------------------------
                                         Title:  Senior Vice President


                                     THE CHASE MANHATTAN BANK, as
                                     Administrative Agent and as a Lender

                                     By: /s/ Neil R. Boylan
                                         ----------------------------------
                                         Title:  Managing Director


                                     FLEET NATIONAL BANK f/k/a BANKBOSTON,
                                     N.A.

                                     By: /s/ Daniel C. Dupre
                                         ----------------------------------
                                         Title:  Authorized Officer


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                                     BANQUE PARIBAS

                                     By: /s/ John J. McCormick, III
                                         ----------------------------------
                                         Title: Vice President


                                     BANQUE PARIBAS

                                     By: /s/ Darryl M. Monasebian
                                         ----------------------------------
                                         Title:  Director
                                         Merchant Banking Group


                                     FUJI BANK, LIMITED

                                     By: /s/ John D. Doyle
                                         ----------------------------------
                                         Title:  Vice President & Manager


                                     GENERAL ELECTRIC CAPITAL CORPORATION

                                     By: /s/ Thomas E. Johnstone
                                         ----------------------------------
                                         Title:  Duly Authorized Signatory


                                     NATEXIS BANQUE BFCE

                                     By: /s/ Frank H. Madden, Jr.
                                         ----------------------------------
                                         Title:  Vice President & Group Manager


                                     NATEXIS BANQUE BFCE

                                     By: /s/ Jordan Sadler
                                         ----------------------------------
                                         Title:  Assistant Vice President


                                     NATIONAL WESTMINSTER BANK PLC

                                     By: /s/ Andrew S. Weinberg
                                         ----------------------------------
                                         Title:  Senior Vice President


                                     ROYAL BANK OF CANADA

                                     By: /s/ Michael Korine
                                         ----------------------------------
                                         Title:  Vice President





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                                     U.S. BANK NATIONAL ASSOCIATION

                                     By: /s/ Elliot J. Jaffee
                                         ----------------------------------
                                         Title:  Senior Vice President


                                     CREDIT AGRICOLE INDOSUEZ

                                     By: /s/ Sarah McClintock
                                         ----------------------------------
                                         Title:  Vice President


                                     CREDIT AGRICOLE INDOSUEZ

                                     By: /s/ Michael Fought
                                         ----------------------------------
                                         Title:  Vice President